EXHIBIT 32.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Karl F. Arleth, the Chief Executive Officer of Teton Petroleum Company (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Quarterly Report on Form 10-QSB of the Company for the quarter ended September 30, 2003 (the "Report") fully complies with the requirements of
Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Teton Petroleum Company and will be retained by Teton Petroleum Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: November 14, 2003

                              /s/ Karl F. Arleth
                              Name: Karl F. Arleth
                              Title: Chief Executive Officer